UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST’S FPA INTERNATIONAL VALUE FUND
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2013

Item 1. Report to Stockholders.

FPA International Value Fund

Annual Report

December 31, 2013

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

FPA INTERNATIONAL VALUE FUND

LETTER TO SHAREHOLDERS

Dear fellow shareholders,

During the fourth quarter of 2013, the Fund rose 2.57% compared to the MSCI All Country World Index's (ex-US) (Net) (the "Index") gain of 4.77%. For the year, the Fund was up 18.00%1 versus the Index's gain of 15.29%. Since inception on December 1, 2011, the Fund has appreciated 20.68% annualized versus 14.24% for the Index. At the end of the quarter, we were circa 63% invested (versus 61% at September 30, 2013). Over the past three months and for calendar year 2013, our cash stake averaged in excess of 38%. Since inception our average cash holding has been around 35%, growing steadily from the low teens over the past two years.

Walk the walk

The Fund's total return compared favorably to that of the Index in 2013. During the course of the year, we experienced increasing difficulties finding opportunities to deploy capital in a way that is consistent with our absolute value approach. Our cash exposure was elevated as a result. We achieved positive results nonetheless thanks to good company selection, a high margin of safety2 discipline that allowed us to capture large valuation outliers, and a concentrated approach whereby we deploy a greater portion of the Fund's assets towards our best ideas. We were able to continue over-performing against a sustained run-up in prices. As prices rise further however, delivering excess returns becomes increasingly difficult.

In the past quarter, the Fund meaningfully underperformed the Index for the first time since inception. It is possible that we could experience similar, if not more pronounced, short-term relative under-performance going forward. In a rally, prices may run not only beyond acceptable margins of safety, but also well in excess of intrinsic values3. What we typically find at this stage is that most of the well-run, financially robust, quality companies that we track, either on our Focus list or on our "Best of Breed" list, and most of those we've come across on research trips overseas are still trading at a discount to intrinsic value, but only within what we would consider a margin of error rather than a margin of safety. While top-down speculations have driven prices up, they've had little impact on our valuations, which are based on normalized economics. While at the inception of the Fund we were able to find compelling opportunities amidst negative macro noises, we now struggle to come up with new ideas despite consensus expectations of a recovery and return to high rates of profit growth.

Prices could rise further. We have no ability to say when they will stop rising, nor do we know how far they may fall from there. We can't "time" the market. What we do is we buy companies when we believe their stocks are trading at significant discounts to their estimated intrinsic values, and sell when we feel they no longer are. Because of this, we could find ourselves not only selling, but also buying "too early". We look for discounts of over 30%. As a result, we struggle to find suitable investment ideas in the earlier stages of a rally. Our cash exposure starts building as a result and can become an increasingly material drag on performance. If we execute our strategy, the hoped for out-performance of heavily weighted positions can drive, and help sustain superior returns. With our strong bias towards high quality businesses, this would also be accomplished with limited downside risk. Ultimately though, most discounts to intrinsic value unwind, outliers grow fewer, and cash accumulates. While absolute returns may remain positive, short-term relative performance can turn negative.

1  The large inflow the Fund received on the first day of the year significantly impacted relative performance because the Index appreciated 1.84% during the first trading day of the year.

2  Buying with a "margin of safety" is when a security is purchased for less than its estimated value. This helps protect against permanent loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

3  Our estimate of the actual value of a company or an asset based on our underlying perception of its true value including all aspects of the business, in terms of both tangible and intangible factors.

Despite our efforts to bring it back up in the past months, the weighted average discount to intrinsic value of our holdings hit a new low at the end of the quarter of circa 24% (down from around 25% at September 30, 2013). So we think we may have begun to experience the "curse" of absolute value for this cycle when we temporarily under-performed relative to the Index. That is a function of our investment discipline, and something we talked about in the past. We were not making a theoretical argument. It happens, sometimes for sustained periods of time. It's painful when it does, but that's how we invest and we will walk the walk. The benefit is that it positions us to take advantage of future opportunities while limiting the risk of losses that often follow periods of excesses. In our view, it far outweighs the costs of potentially under-performing versus a market4 that is near a record high and has returned an annualized 13% in the past five years.

Guinness days

What we have seen over the last few months is a resurgence of possible excesses, not only in much richer valuations and more enthusiastic forecasts, but also in various classic features of exuberant markets. Reading the financial press through this recent period feels much like flipping pages of the Guinness Book of World Records. The S&P 500 had its biggest annual gain since 1997 and hit a new record. NYSE5 margin debt is at historical peaks, and junk loans are approaching levels not seen since before the crisis, while covenant-lite (with more issuance than in 2007), PIK6 (with higher volumes than in 2008), and other similar credit products are back in vogue. Student loans surpassed $1 trillion in the US. Luxury automakers are reporting all-time high sales, and assumed debt-to-finance vehicle purchases is reaching record levels. The pace of public offerings has accelerated sharply, with often dramatic increases in post issuance prices. Investment funds are attracting more inflows than they have in 10 years. The multiples buyout firms pay for acquisitions have reached their highest levels since 2007. House prices are back to all-time highs in 10 of the US 50 largest cities, and fourth-quarter Manhattan apartment sales hit their highest in 25 years. Warhol's "Silver Car Crash" sold at auction for $105 million and Bacon's "Three Studies of Lucian Freud" for $142 million. A 60-carat pink diamond sold for $83 million (a record for any gemstone), a Rolex Daytona for $1 million (the highest ever), and a 1963 250 GTO for $52 million (49% higher than the record for any car). Conversely, executives are most bearish in 30 years, with purchases as a portion of insider transactions at their lowest since 1990.

Several of our favorite publications have put out articles dismissing the notion of dangerously overheated markets. One we came across argued that a bubble isn't to be feared as it wouldn't have similarly devastating effects as last time, thanks to new banking regulation and wiser, more prone-to-action central bankers. Another debated the notion of bubbles and saw no sign of the mania that accompanies most. A third remarked that while markets may be overvalued, investors aren't swept up by an irresistible positive force (artificially low rates did not qualify) and skeptics still earn respectful attention, so it is still ok to buy.

In our "book," a bubble is a situation where prices speculatively rise on expectations of further increases so much so that their relationships with free cash flows cease to make sense. So long as price equates value, it should be the sum of future free cash flows discounted back to present time at an absolute expected rate of return unaffected by today's artificially low interest rates. As mentioned above, based on our bottom-up research work, we think we are generally approaching a stage where many companies may no longer trade based on their underlying long-term free cash flows. Rather, they appear to trade on expectations that other buyers will be willing to pay higher prices further down the road. This is not a dynamic in which we would willingly participate. That doesn't mean prices couldn't go higher, even much higher, and possibly for a sustained period of time. We suspect we wouldn't look very "good" in that scenario.

4  MSCI All Country World Index (ex-US) (Net).

5  New York Stock Exchange.

6  Payment-In-Kind.

How inadequate7 would we feel?

No matter how we would end-up looking, we are unlikely to feel that way. The reason for this is that the way we invest is based on on-the-ground fundamental research and diligent valuation work. There is no overlay of top down views of the world and strategic allocations. As investment analysts, we are constantly pricing companies through economic cycles. We have often followed these companies for years and tracked their performance relative to our expectations. We have refined our long-term free cash flow estimates and multiple assumptions many times over. As a result, we think we have a reasonable idea of what these companies are worth. At the same time, we can see market prices fall below and rise above these assessments of intrinsic value, so we can see when companies are trading at low prices, and when they might be expensive.

Our research trips overseas are also helpful in that regard. It is a powerful process to select close to a hundred companies, zoom in on those that stand out in terms of value creation relative to their share prices, and see the type of discounts to fair value the short list produces. Having three team members constantly doing this across multiple markets provides us with a telling mosaic of what the opportunity set is at any given time.

Most in the financial world do some type of valuation work, so they too can see when prices get out of range. However many, including some who view the situation with concern, cannot seem to resist playing along in speculative markets. We have no interest in following suit and prefer to stick to what we've learned over the years. Because we know these companies and have a sense of what they're worth, we have the confidence to buy when others are selling and sell when others are buying. While our company selection has proven to be robust, one of our core beliefs is that this discipline is how we can add the most value as asset managers.

Part of that discipline is a function of our selfish approach to investing. Our own money is in the Fund. We do better for ourselves deploying capital in a value creative manner, rather than managing career risk. We never worry about how "wrong" we could look or whether we will advance in the world thanks to our investment calls. We don't feel pressured to try too hard. Another part of it is being of reasonable size and having the flexibility to hold cash, so that we can stay true to our philosophy and process. What it means though is that as prices continue to run up, our equity exposure is likely to remain low and our ability to out-perform the Index could be temporarily impaired. We would encourage investors to embrace the shame of lagging, and to always consider long-term absolute returns rather than any short-term relative performance.

Key performers

Our best performing holding in the quarter was Senior (up 16.92% in US currency). Based in the UK, Senior is a leading manufacturer of components for gas turbine engines, aircraft structures, and fluid conveyance systems. We have been invested in the company for some time, and we profiled it in our last quarterly webcast. We also commented on it in the previous quarter as it offered a good example of how we are careful not to anchor investment decisions on previously available valuations, and how we do not seek to pick the trough or maximize upside. When we first bought Senior the stock was trading at almost an all-time high, and yet it is up another 66.23% (in US currency) since then. This is a type of businesses that we like and that we are familiar with. We have been invested in some of Senior's peers in the past, and have similar companies on our "Best of Breed" list. The parts that Senior produces are low unit value, and yet they are critical parts with high cost of failure. They are designed into long life platforms and single-sourced due to low volumes. Customers are focused on quality of execution and reliability rather than price as a result. That ultimately translates into solid low to mid-teen margins, RoCE8 in excess of 35%, and pitch-perfect cash conversion rates. While cyclical, Senior's underlying markets deliver continued growth and offer good long-term visibility. Management has proven operationally strong, having repositioned the group's portfolio of activities towards the Aero market, and consistently improved

7  That's a synonym for stupid.

8  Return on Capital Employed.

profitability. They've created value through bolt-on acquisitions and are EVA9-focused. They manage the Balance Sheet well with a leverage ratio currently below 1x and historically below 1.5x Net Debt to EBITDA10. In short, we think Senior is a well-run, high-quality business with limited financial risk. As such, we remain interested in owning the company's stock, albeit within the limits of our valuation discipline.

Our worst performing holding in the quarter was G.U.D. Holdings (down 9.42% in US currency), although the position was newly added to the portfolio towards the end of the period. Our second worst performing holding, which we have owned for a more meaningful period of time, was Danone (down 4.17% in US currency). Danone is a company that we've followed for a long time and owned in the past. Based in France, it's the world's leading producer of fresh dairy products, with a weighted average market share of close to 40%. They have few true competitors outside of private labels, which already account for a good portion of the market. They can continue to expand by entering new geographies and building the category in countries with low per capita consumption, including developed markets like the US. They also operate a leading baby food business, a fast-growing medical nutrition business, and a good water business. While growing at an annual rate of more than 7%, they've delivered mid-teen margins, and operating RoCE in excess of 50% with high cash conversion rates. Management showed strategic foresight in the past in repositioning the firm's old food portfolio towards attractive health-driven categories, but they had somewhat disappointed operationally over the last two to three years, both from a marketing and margin standpoint. They were able to recognize this and placed greater emphasis on efficiency, notably through cost saving initiatives. They made strides on the marketing front, having gained dominance in the Greek yogurt segment in the US. Recently, the group was hit by food safety concerns together with pressure to curb prices in China. We think these are part of the challenges of doing business in the region, and more cyclical than structural issues. More fundamentally, Danone is a superb franchise run by world-class marketers and sound operators. Yet at the end of the quarter, the stock was trading at circa 11x 2015 operating profit and offering a free cash flow yield of 7%. We think these levels provide us with a significant margin of safety given the high quality nature of the company.

Quarter activity review

As many of our holdings continued to perform well, we had to exit another two positions during the quarter, Assa Abloy and Britvic. Based in Sweden, Assa Abloy is the global leader in lock and security products. This is a company that we have known for years and that we had owned since the Fund's inception. Assa Abloy was our first case study in our fourth quarter webcast back in 2011. Based in the UK, Britvic was also one of our long-standing holdings. We presented the company in a case study in our second quarter 2012 webcast. We also used Britvic twice as an example of how disconnect between volatility in business values and volatility in market prices can create repeated opportunities for long-term value investors to buy high quality businesses at large discounts to intrinsic value. Since we first added Assa Abloy and Britvic to the portfolio, their stocks have returned 117.90% and 134.17% (in US currency), respectively, and no longer offered appropriate margins of safety. Both are good companies that we keep monitoring for opportunities to invest.

Despite our continued struggle to find companies which not only meet our quality criteria but also whose stocks trade at significant discounts to intrinsic value, we were able to add three names to the portfolio, Accenture, G.U.D. Holdings, and Taiwan Semiconductor Manufacturing Company. Accenture and Taiwan Semiconductor are both companies that we have followed for several years. Based in Ireland, Accenture is a world leading provider of IT services with a unique global delivery model. Based in Taiwan, Taiwan Semiconductor is the world's leading semiconductor foundry. These two new additions are outputs of our efforts to go back and review our analytical work on names that belong to our "Best of Breed" list, something we mentioned in our previous

9  Economic Value Added, a measure of a company's value creation based on deducting cost of capital from its after tax profits.

10  Earnings Before Interest, Depreciation, and Amortization.

quarterly reports. By taking "deep-dives" into companies that we had long followed but not yet had the opportunity to own, in particular in situations when they have gone through new developments, we were able to identify some suitable candidates for the portfolio. Accenture and Taiwan Semiconductor are also a credit to how we have come together as a team. Since coming on board earlier this year, Jason Dempsey and Victor Liu have embraced our process, helped consolidate and expand our research, and contributed their unique visions and expertise.

Last quarter we also mentioned our continued extensive travelling, making every effort to uncover new opportunities in all markets, in particular in situations that we overlooked in the past, or where we identified agents of change. Based in Australia, G.U.D. is a mix of solid domestic businesses and restructuring cases. While we long knew the management now in charge, we came across the group on a recent trip to the region.

Portfolio profile

Aside from increased exposure to Australia and our new Taiwanese holding, the overall geographic profile of the Fund didn't change dramatically over the course of the quarter. We remain primarily geared towards larger market cap companies (with a median $9.2bn) that are domiciled in Europe. This is simply a reflection of where we find compelling value opportunities, as our approach is agnostic to size or geographic exposure. Many of our holdings are large global companies and thus generate meaningful portions of their future cash flows outside of their home country, which makes domicile of limited relevance.

What matters is where business value is created. Similarly, we measure our currency exposure based on what currency the portfolio's free cash flows are denominated, and we hedge defensively any currency that is a significant outlier, as long as it is economical to do so. As we stand, we've hedged more than half our exposure to both the Euro and the British Pound. The reason for doing this is that we want returns to be driven by underlying business performance and the unwinding of discounts rather than currency fluctuations. We have no ability to assess what the "normalized" long-term exchange rates across dozens of currencies should be. If we did and wished to invest on that basis, we wouldn't need to take on any business risk. This is also why we take a neutral view of currencies when valuing individual businesses, and in part why we have had little exposure to Japanese groups, exporters in particular. To this point, we continue to have no exposure to firms based in Japan where valuations have inflated from levels we considered unattractive, and where we find that management teams still typically lack the type of financial discipline that we look for.

Similarly, we continue to have no exposure to banks. While they might make for a successful trading call on a European recovery, we don't find them suitable for the Fund, as many generate mediocre returns on equity despite high levels of financial leverage. Beyond that, we continue to be fairly diversified while naturally gravitating towards businesses that are highly free cash-flow generative and less capital-intensive. This includes both companies that require little capital to operate like distribution or service type businesses, as well as companies that are more "capital hungry" but generate high returns thanks to strong positions in their market and in the value chain. We also find that proven robust industrial companies often offer the type of long-term sustainability that we seek. Our view is that as long as the business continues to exist and create value in perpetuity, we can take advantage of temporary disruptions and short-term volatility to generate strong returns over the long run, while minimizing the risk of permanent losses. With our long-standing positions in SAP and the recent addition of Taiwan Semiconductor, our exposure to technology is notable. The investments reflect the strength of the companies' business models rather than any calls on technological developments or market cycles. In general, we find that technology-based companies are difficult to value as we struggle to handicap the risk of disruption and the true long-term sustainability of their business models.

Prospect versus price

In general terms, our perception of the overall macro framework also remains broadly unchanged. Over the past few months, we travelled to several European markets including Belgium, France, Germany, Greece, Ireland, Italy, the Netherlands, Switzerland, Turkey, and the UK. We met with representatives, mostly senior executives, of over 120 companies often with pan-European if not global presence. This research seems to indicate a more stable macro environment and signs of possible further improvements. Structurally however, we remain concerned with high levels of financial leverage, in particular sovereign debt, weak financial institutions, most notably in Europe, imbalances in developing countries, the likelihood of further tax increases, and the threat of rampant inflation driven by fiscal and monetary policies.

While we recognize the serious structural challenges the world is facing, we expect that quality businesses will continue to exist, and possibly prosper through the most difficult of times. As bottom-up investors, our focus is on identifying these quality businesses and investing in them with a high margin of safety, rather than positioning the Fund according to top-down views of the world. That explains why our portfolio has been geared towards Europe since inception in 2011. We invest, not with the prospect of improvements in short-term operating results, but based on normalized, through-cycle economics, and on what is ultimately factored into prices. Although business conditions could be improving, we find that multiples and more recently, financial forecasts, have often run ahead of a possible recovery thus making valuations less attractive.

Team credo

As long-term absolute value investors, our focus is on competitively advantaged businesses, with solid balance sheets and strong cash flow generation profiles, run by management teams that both operate the business well and deploy capital in a value creative manner. We only invest in companies that meet all of these criteria, and only when their stocks trade at significant discounts to our estimate of intrinsic value.

As always, we thank you for your confidence and look forward to continue serving your interests as fellow shareholders of the FPA International Value Fund.

Respectfully submitted,

Pierre O. Py
Portfolio Manager
January 21, 2014

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and is subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA International Value Fund vs. MSCI ACWI ex-USA Index for the Period December 1, 2011 to December 31, 2013

The MSCI ACWI ex-USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. This index does not reflect any commissions, fees or other expenses of investing which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Index is computed on a total return basis which includes reinvestment of all distributions, if any. It is not possible to invest directly in an index.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 13 and 17. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA INTERNATIONAL VALUE FUND

PORTFOLIO SUMMARY

December 31, 2013
(Unaudited)

Common Stocks		63.3%
Business Services	25.2%
Technology	10.6%
Consumer Non-Durables	6.4%
Basic Materials	6.3%
Industrial Products	6.3%
Trading & Distribution	5.7%
Human Resources	2.4%
Consumer Durables	0.4%
Short-Term Investments		36.5%
Other Assets and Liabilities, net		0.2%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

For the Six Months Ended December 31, 2013
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Accenture plc (Class A) (1)	72,000
Aggreko plc	467,500
Atea ASA	1,081,700
Brambles Ltd	960,000
Groupe Danone S.A.	147,500
Diageo plc	115,000
Fugro N.V	171,200
G4S plc	1,523,100
G.U.D. Holdings Limited (1)	2,579,644
Incitec Pivot Limited	6,572,100
Publicis Groupe	36,000
SAP AG	113,000
Sodexo	24,000
Taiwan Semiconductor Co., Ltd. (ADR) (1)	635,000
NET SALES
Common Stocks
Adecco S.A.	30,000
ASSA ABLOY AB (2)	11,179
BBA Aviation plc (2)	52,827
Britvic plc (2)	295,859
Daimler AG	15,000
Interpump Group S.p.A.	415,000
LSL Property Services plc	264,319
Michael Page International plc	282,000
Senior plc	40,000
Travis Perkins plc (2)	20,662
Vesuvius plc	561,740

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

FPA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2013

COMMON STOCKS	Shares	Fair Value
BUSINESS SERVICES — 25.2%
Aggreko plc (Great Britain)	690,709	$19,547,755
Brambles Ltd (Australia)	1,063,616	8,686,871
Fugro N.V. (Netherlands)	265,200	15,802,844
G4S plc (Great Britain)	2,694,151	11,711,474
LSL Property Services plc (Great Britain)	849,699	6,191,247
Publicis Groupe (France)	55,577	5,085,173
Sodexo (France)	54,689	5,540,351
		$72,565,715
TECHNOLOGY — 10.6%
Accenture plc (Class A) (Republic of Ireland)	72,000	$5,919,840
SAP AG (Germany)	158,830	13,614,892
Taiwan Semiconductor Co., Ltd. (ADR) (Taiwan)	635,000	11,074,400
		$30,609,132
CONSUMER NON-DURABLES — 6.4%
Groupe Danone S.A. (France)	186,161	$13,399,236
Diageo plc (Great Britain)	148,762	4,926,997
		$18,326,233
BASIC MATERIALS — 6.3%
Incitec Pivot Limited (Australia)	7,645,735	$18,290,127
INDUSTRIAL PRODUCTS — 6.3%
GEA Group Aktiengesellschaft (Germany)	9,493	$451,859
G.U.D. Holdings Limited (Australia)	2,579,644	13,262,982
Interpump Group S.p.A. (Great Britain)	63,213	758,309
Legrand S.A. (France)	6,023	331,931
Senior plc (Great Britain)	402,242	2,046,285
Vesuvius plc (Great Britain)	163,619	1,381,861
		$18,233,227
TRADING & DISTRIBUTION — 5.7%
Atea ASA (Norway)	1,667,525	$16,423,787
HUMAN RESOURCES — 2.4%
Adecco S.A. (Switzerland)	20,619	$1,631,586
Michael Page International plc (Great Britain)	645,830	5,219,146
		$6,850,732
CONSUMER DURABLES — 0.4%
Daimler AG (Germany)	12,780	$1,105,873
TOTAL COMMON STOCKS — 63.3% (Cost $167,551,342)		$182,404,826

FPA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS
State Street Bank Repurchase Agreement — 0.00% 01/02/14 (Dated 12/31/13, repurchase price of $38,279,000 collateralized by $39,945,000 principal amount U.S. Treasury Bond — 3.75% 2043, fair value $39,046,238)	$38,279,000	$38,279,000
Federal Home Loan Bank Discount Notes — 0.06% 01/03/14	10,500,000	10,499,965
— 0.05% 01/15/14	12,000,000	11,999,767
— 0.05% 02/05/14	13,500,000	13,499,344
— 0.055% 02/20/14	10,000,000	9,999,236
ExxonMobil Corporation — 0.06% 01/06/14	10,000,000	9,999,903
Toyota Motor Credit Corporation — 0.07% 01/15/14	11,000,000	10,999,700
TOTAL SHORT-TERM INVESTMENTS — 36.5% (Cost $105,276,915)		$105,276,915
TOTAL INVESTMENTS — 99.8% (Cost $272,828,257)		$287,681,741
Other assets and liabilities, net — 0.2%		511,254
NET ASSETS — 100.0%		$288,192,995

*  Non-income producing securities

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Investment securities — at fair value (identified cost $167,551,342)		$182,404,826
Short-term investments — at amortized cost (maturities 60 days or less, identified cost $105,276,915)
Repurchase agreement	$38,279,000
Other short-term investments	66,997,915	105,276,915
Cash		63
Receivable for:
Capital stock sold	$1,964,952
Dividends	22,554
Investment securities sold	21,259
Forward foreign currency contracts	6,019	2,014,784
		$289,696,588
LIABILITIES
Payable for:
Forward foreign currency contracts	$856,435
Advisory fees and financial services	313,775
Capital stock repurchased	215,506
Investment securities purchased	97,490
Accrued expenses and other liabilities	20,387	1,503,593
NET ASSETS		$288,192,995
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — no par value; unlimited authorized shares; 19,945,963 outstanding shares		$269,140,420
Undistributed net realized gain on investments		4,199,091
Undistributed net investment income		850,416
Unrealized appreciation of investments and forward contracts		14,003,068
NET ASSETS		$288,192,995
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
(net assets divided by shares outstanding)		$14.45

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends		$2,835,947
Interest		12,617
		$2,848,564
EXPENSES:
Advisory fees	$1,285,650
Financial services	128,565
Transfer agent fees and expenses	83,594
Directors fees and expenses	64,139
Reports to shareholders	55,061
Legal fees	45,374
Registration fees	38,766
Audit and tax services	33,000
Custodian fees and expenses	29,659
Insurance	9,622
Other fees and expenses	3,840	1,777,270
Net investment income		$1,071,294
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investment securities	$7,914,373
Forward foreign currency contracts	—
Net realized gain on investments and foreign currency transactions		$7,914,373
Change in unrealized appreciation (depreciation) of:
Investment securities	$12,752,076
Forward foreign currency contracts	(745,995)
Change in unrealized appreciation of investments and foreign currency translation		12,006,081
Net realized and unrealized gain on investments and foreign currency		$19,920,454
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$20,991,748

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended
	December 31, 2013		December 31, 2012
CHANGES IN NET ASSETS
Operations:
Net investment income	$1,071,294		$43,017
Net realized gain on investments and foreign currency transactions	7,914,373		186,093
Change in unrealized appreciation of investments and foreign currency translation	12,006,081		1,979,539
Change in net assets resulting from operations		$20,991,748		$2,208,649
Distributions to shreholders from:
Net investment income	$(325,299)		—
Net realized capital gains	(3,839,971)	(4,165,270)	—	—
Capital Stock transactions:
Proceeds from Capital Stock sold	$237,184,650		$40,270,623
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	3,835,474		—
Cost of Capital Stock repurchased*	(11,061,094)	229,959,030	(2,490,533)	37,780,090
Total change in net assets		$246,785,508		$39,988,739
NET ASSETS
Beginning of year		41,407,487		1,418,748
End of year		$288,192,995		$41,407,487
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		17,175,090		3,377,274
Shares issued to shareholders upon reinvestment of dividends and distributions		280,444		—
Shares of Capital Stock repurchased		(811,041)		(216,185)
Change in Capital Stock outstanding		16,644,493		3,161,089

*  Net of redemption fees of $119,048 and $17,106 collected for the years ended December 31, 2013 and December 31, 2012, respectively.

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Year Ended December 31, 2013	Year Ended December 31, 2012	For the Period December 1, 2011 to December 31, 2011
Per share operating performance:
Net asset value at beginning of period	$12.54	$10.11	$10.00
Income from investment operations:
Net investment income	$0.10	$0.01	—	*
Net realized and unrealized gain on investment securities and foreign currency	2.13	2.41	$0.11
Total from investment operations	$2.23	$2.42	$0.11
Less distributions:
Dividends from net investment income	$(0.09)	—	—
Dividends from net realized capital gains	(0.23)	—	—
	$(0.32)	—	—
Redemption fees	— *	$0.01	—
Net asset value at end of period	$14.45	$12.54	$10.11
Total investment return**	18.00%	24.04%	1.10%
Ratios/supplemental data:
Net assets at end of period	$288,192,995	$41,407,487	$1,418,748
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.26%	4.14%	16.64	%†
After reimbursement from Adviser	1.26%	1.35%	1.35	%†
Ratio of net investment income (loss) to average assets:
Before reimbursement from Adviser	0.76%	(2.34)%	(15.90	)%†
After reimbursement from Adviser	0.76%	0.45%	(0.61	)%†
Portfolio turnover rate	44%	49%	0%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share and is not annualized

†  Annualized

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2013

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations. A detailed listing of currency forwards is included in Note 7.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund principally invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases of Investment Securities

Cost of purchases and sales of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $183,441,543 and $27,385,283, respectively, for the year ended December 31, 2013. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at December 31, 2013 were as follows:

Undistributed Ordinary Income	$3,059,502
Undistributed Net Realized Gains	$1,409,092

The tax status of distributions paid during the years ended December 31, 2013 and 2012 were as follows:

	December 31, 2013	December 31, 2012
Dividends from Ordinary Income	$2,640,965	—
Distributions from Long-term Capital Gains	$1,524,305	—

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

The cost of investment securities held at December 31, 2013, was $167,820,846 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2013, for federal income tax purposes was $15,937,469 and $1,353,489, respectively resulting in net unrealized appreciation of $14,583,980. As of and during the year ended December 31, 2013, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. In addition, the Adviser has contractually agreed to reimburse expenses in excess of 1.32% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through June 30, 2015.

For the year ended December 31, 2013, the Fund paid aggregate fees of $63,462 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended December 31, 2013, the Fund collected $119,048 in redemption fees. The impact of these fees was less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value

Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward currency rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2013:

Investments	Level 1(3)	Level 2(3)	Level 3(3)	Total
Common Stocks(1)	$182,404,826	—	—	$182,404,826
Forward Foreign Currency Contracts:
Receivable	—	$6,019	—	6,019
Payable	—	(856,435)	—	(856,435)
Short-Term Investments(2)	—	105,276,915	—	105,276,915
	$182,404,826	$104,426,499	—	$286,831,325

(1)  All common stocks are classified under Level 1.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the year ended December 31, 2013. The Portfolio of Investments provides further information on major security types.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statements of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." During the year ended December 31, 2013 the proceeds from forward foreign currency contracts opened for the Fund were $16,250,000 and none of the contracts were closed or settled.

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

At December 31, 2013 the Fund, held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is Barclays Capital, as follows:

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at December 31, 2013	Unrealized Appreciation/ (Depreciation)
Euro	1,812,882	10/24/14	$2,493,982	$6,019
Total Appreciation			$2,493,982	$6,019
Euro	139,319	1/9/14	$191,661	$(11,661)
Euro	67,635	1/9/14	93,045	(3,045)
Euro	12,895	1/9/14	17,740	(740)
Euro	38,026	1/9/14	52,312	(2,312)
British Pound	52,066	1/9/14	86,221	(6,222)
British Pound	38,554	1/9/14	63,845	(3,845)
British Pound	19,220	1/9/14	31,828	(1,828)
British Pound	50,956	1/9/14	84,383	(4,384)
British Pound	25,202	1/9/14	41,735	(1,735)
Euro	1,154,068	3/24/14	1,587,651	(87,651)
British Pound	659,518	3/24/14	1,092,162	(92,161)
Euro	854,070	4/4/14	1,174,944	(74,945)
British Pound	18,791	4/24/14	31,118	(1,119)
British Pound	31,031	4/24/14	51,387	(1,387)
Euro	24,119	5/7/14	33,181	(1,181)
Euro	68,224	5/7/14	93,856	(3,883)
British Pound	35,526	5/7/14	58,831	(1,831)
Euro	19,138	5/12/14	26,328	(1,328)
Euro	15,503	5/12/14	21,327	(1,327)
British Pound	15,639	5/12/14	25,898	(898)
British Pound	9,460	5/12/14	15,666	(666)
British Pound	152,602	5/22/14	252,709	(12,709)
British Pound	63,804	5/29/14	105,659	(5,659)
British Pound	26,262	5/30/14	43,490	(2,490)
Euro	138,269	6/6/14	190,217	(15,216)
British Pound	32,607	6/9/14	53,997	(3,998)
British Pound	16,253	6/9/14	26,915	(1,915)
British Pound	32,491	6/9/14	53,805	(3,805)
Euro	31,616	6/12/14	43,494	(3,494)
Euro	118,255	6/16/14	162,683	(12,684)
Euro	39,611	6/27/14	54,493	(4,493)

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at December 31, 2013	Unrealized Appreciation/ (Depreciation)
Euro	1,921,230	7/7/14	$2,643,036	$(143,035)
Euro	123,832	7/9/14	170,356	(15,355)
British Pound	100,000	7/9/14	165,600	(10,600)
Euro	96,970	7/18/14	133,402	(13,401)
Euro	96,552	7/18/14	132,827	(12,827)
British Pound	32,098	7/18/14	53,154	(3,154)
British Pound	96,546	8/7/14	159,880	(9,879)
British Pound	46,868	8/15/14	77,613	(4,270)
Euro	932,599	8/25/14	1,282,976	(32,977)
British Pound	94,778	8/28/14	156,952	(6,952)
Euro	1,054,852	9/11/14	1,451,160	(51,160)
British Pound	37,240	9/30/14	61,669	(1,670)
British Pound	46,433	10/9/14	76,893	(1,893)
Euro	761,035	1/8/15	1,046,956	(46,956)
British Pound	1,876,877	1/8/15	3,108,108	(108,108)
Euro	744,048	2/23/15	1,023,587	(23,586)
Total Depreciation			$17,606,750	$(856,435)

NOTE 8 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses in the statements of assets and liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2013:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received		Financial Instruments Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$38,279,000	$38,279,000	**	—	—
Barclays Capital:
Forward foreign currency contracts receivable	$6,019	—		$(6,019)	—
Forward foreign currency contracts payable	$(856,435)	—		$6,019	$(850,416)

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $39,046,238 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA INTERNATIONAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF FPA INTERNATIONAL VALUE FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of FPA International Value Fund, a series of FPA Funds Trust, (the "Fund"), as of December 31, 2013, the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the two years then ended and for the period from December 1, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA International Value Fund as of December 31, 2013, the results of its operations for the year then ended, and the changes in its net assets for each of the two years then ended and the financial highlights for each of the two years then ended and for the period from December 1, 2011 (commencement of operations) to December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 17, 2014

FPA INTERNATIONAL VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Trustees held on August 5, 2013, the Trustees approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2014, on the recommendation of the Independent Trustees, who met in executive session on August 5, 2013 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Trustees as well as the Trustees' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio manager, the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio manager, including recent hires, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio manager, Pierre O. Py, who has managed the Fund since its inception in 2011, Victor Liu, who joined the Adviser in 2013, and Jason Dempsey, who joined the Adviser in 2013. The Board and the Independent Trustees concluded that the nature, extent and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Morningstar Associates, LLC ("Morningstar"), regarding the Fund's performance relative to a peer group of funds selected by Morningstar (the "Peer Group"). The Board and the Independent Trustees noted the Fund's outstanding investment performance and low volatility of returns when compared to the Peer Group and concluded that the Fund's investment performance has been strong. The Board and the Independent Trustees concluded that the Adviser's continued management of the Fund's investments should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees were provided information by the Adviser to enable consideration of the Fund's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Fund, the extent to which economies of scale with respect to the management of the Fund, if any, would be realized, and whether the Fund is sharing, or will share, in those economies. They noted that the Adviser did not earn a profit with respect to the Fund during the relevant period.

The Board and the Independent Trustees reviewed comparative information relative to fees and expenses for the Fund and for the Peer Group. The Board and the Independent Trustees noted that the Fund's current management fee rate and total expense ratio each ranked towards the high end of those of the Peer Group. They noted that the Adviser was waiving a portion of the Fund's advisory fee in order to maintain a maximum limit of the Fund's expense ratio. The Board and the Independent Trustees noted that the Fund pays the Adviser for providing administrative and other financial services to the Fund and considered the administrative and other financial services provided by the Adviser and the fee level in connection with their consideration of the overall services provided by the Adviser and its compensation. The Board and the Independent Trustees compared the Fund's advisory fee with the advisory fees charged by the Adviser to other clients. The Board and the Independent Trustees noted that where the fees paid by the Adviser's other clients were lower, the differences reflected the differences in services provided by the Adviser to those clients. The Board and the Independent Trustees considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. The Board and the Independent Trustees concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

FPA INTERNATIONAL VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

The Board and the Independent Trustees considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund's assets, all of which could negatively impact the Adviser.

While the Trustees noted that the Fund has experienced increases in its net assets since inception, they also considered the Adviser's representation that its internal costs of providing investment management services to the Fund have also increased significantly in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Trustees considered information regarding the Adviser's representation that it has also made significant investments in the two analysts, traders and other investment personnel who assist with the management of the Fund, and additions to administrative personnel and systems that enhance the quality of services provided to the Fund. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in its service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

Conclusions. The Board and the Independent Trustees determined that the Fund continues to benefit from the services of a highly experienced portfolio manager and portfolio management team, which has produced outstanding returns since inception with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high-quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Trustees concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Trustees also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Trustees concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for a one-year period through September 30, 2014.

SPECIAL MEETING OF SHAREHOLDERS

Following is the matter voted upon and the results of that votes cast at the special meeting of shareholders held September 20, 2013:

With respect to changing the sub-classification of the Fund from a diversified fund to a non-diversified fund.

Votes For	Votes Withheld
4,163,690	39,833

FPA INTERNATIONAL VALUE FUND

SHAREHOLDER EXPENSE EXAMPLE

December 31, 2013 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested during the entire period.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2013	$1,000.00	$1,000.00
Ending Account Value December 31, 2013	$1,125.10	$1,018.77
Expenses Paid During Period*	$6.53	$6.23

*  Expenses are equal to the Fund's annualized expense ratio of 1.22%, multiplied by the average account value over the period and prorated for the six months ended December 31, 2013 (184/365 days).

FPA INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION

Name & Address	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (73)*	Trustee and Chairman† Years Served: 2	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	7
Thomas P. Merrick – (76)*	Trustee† Years Served: 2	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (69)*	Trustee† Years Served: 2	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum, Inc.
A. Robert Pisano – (70)	Trustee† Years Served: 1	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners Resources Connection and The Motion Picture and Television Fund
Patrick B. Purcell – (70)*	Trustee† Years Served: 2	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to March 1998.	7	The Motion Picture and Television Fund
Steven Romick – (50)	Trustee† Years Served: 2	Partner of the Adviser since 2006.	2	Arden Group, Inc.
Pierre O. Py – (37)	Portfolio Manager Years Served: 2	Vice President of the Adviser since 2011. Formerly an international research analyst at Harris Associates LP from 2005 to 2010.
Eric S. Ende – (69)	Vice President Years Served: 2	Partner of the Adviser since 2006.	3
J. Richard Atwood – (53)	Treasurer Years Served: 2	Partner and Chief Operating Officer of the Adviser.
Christopher H. Thomas – (56)	Chief Compliance Officer Years Served: 2	Vice President and Chief Compliance Officer of the Adviser.
Sherry Sasaki – (59)	Secretary Years Served: 2	Assistant Vice President and Secretary of the Adviser.
E. Lake Setzler – (46)	Assistant Treasurer Years Served: 2	Vice President and Controller of the Adviser.
Michael P. Gomez – (28)	Assistant Vice President Years Served: 2	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010.

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA INTERNATIONAL VALUE FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St.
Milwaukee, WI 53233-2301

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA International Value Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2013 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                                                         Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not Applicable

(c)                                  During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not Applicable

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                                                         Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Patrick B. Purcell, a member of the registrant’s audit committee and board of trustees, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of trustees. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of trustees.

Item 4.                                                         Principal Accountant Fees and Services.

	2012	2013
(a) Audit Fees	$25,000	$26,000
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$8,000	$8,160
(d) All Other Fees	-0-	-0-

(e)(1)                 Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                 Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)                                 Disclose whether the registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                                                         Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                                                         Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                                                         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                                                         Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                                                         Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                                                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.                                                  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the  second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                                                  Exhibits.

(a)(1)                Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form  N-CSR.  Attached hereto as Ex.99.CODE.ETH.

(a)(2)                Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)                  Not Applicable

(b)                                 Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA INTERNATIONAL VALUE FUND

By:	/s/ PIERRE O. PY
Pierre O. Py, President
(Principal Executive Officer)

Date:  February 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA INTERNATIONAL VALUE FUND

By:	/s/ PIERRE O. PY
Pierre O. Py, President
(Principal Executive Officer)

Date:  February 21, 2014

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:  February 21, 2014